                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                     Amended
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 11, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

         Tennessee                     34-O-23290                 62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

Current Percentage Lease Formulas for the Company's Hotels

         Effective November 15, 1996, all of the leases for the 48 hotels owned at such date by Equity Inns, Inc. (the "Company") were assigned to
Crossroads/Memphis Partnership, L.P., a subsidiary of Interstate Hotels Corporation. The Company currently owns, through its ownership interest in Equity Inns Partnership, L.P., 55 hotels (the "Hotels"). Of the Hotels, 25 are leased to Crossroads/Memphis Partnership, L.P., 23 are leased to Crossroads/Memphis Financing Company, L.L.C. and seven (which hotels were acquired after November 15, 1996) are leased to Crossroads/Future Company, L.L.C. (collectively, the "Lessees"). The Hotels are leased to the Lessees pursuant to separate percentage lease agreements (the "Percentage Leases") providing for rent payments equal to the greater of (i) fixed base rent ("Base Rent") or (ii) percentage rent based in part on the revenues of the Hotels ("Percentage Rent"). Base Rent and the revenue threshold amounts for Percentage Rent generally adjust annually based on changes in the Consumer Price Index ("CPI").

         The following sets forth,  as of May 1, 1997, (i) the annual Base Rent,
(ii) the annual Percentage Rent formula, and (ii) the date of the Percentage Lease for each Hotel, including any and all adjustments to date for changes in the CPI.

                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $950,236     32% of room revenue up       March 2, 1994
Albany, New York                    to $1,849,552, plus 70% of
                                    room revenue in excess of
                                    $1,849,552

Hampton Inn            $489,834     30% of room revenue up       March 2, 1994
College Station,                    to $1,204,851, plus 68% of
  Texas                             room revenue in excess of
                                    $1,204,851

Hampton Inn            $486,269     30% of room revenue up       March 2, 1994
Columbus, Georgia                   to $1,030,465, plus 68% of
                                    room revenue in excess of
                                    $1,030,465

Hampton Inn            $476,723     30% of room revenue up       March 2, 1994
Louisville, Kentucky                to $1,136,154, plus 70% of
                                    room revenue in excess of
                                    $1,136,154

Hampton Inn            $466,263     31% of room revenue up        March 2, 1994
Cleveland, Ohio                     to $977,621, plus 68% of
                                    room revenue in excess of
                                    $977,621

Hampton Inn            $419,870     30% of room revenue up       March 2, 1994
Sarasota, Florida                   to $1,162,575, plus 70% of
                                    room revenue in excess of
                                    $1,162,575


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $380,150     30% of room revenue up       March 2, 1994
Fort Worth, Texas                   to $1,321,109, plus 69% of
                                    room revenue in excess of
                                    $1,321,109

Hampton Inn            $305,916     22% of room revenue up       March 2, 1994
Little Rock, Arkansas               to $1,056,887, plus 68% of
                                    room revenue in excess of
                                    $1,056,887

Hampton Inn            $539,339     27% of room revenue up       April  21, 1994
Ann Arbor, Michigan                 to $1,434,196, plus 68% of
                                    room revenue in excess of
                                    $1,434,196

Comfort Inn            $230,367     29% of room revenue up       June 1, 1994
Enterprise, Alabama                 to $660,555, plus 70% of
                                    room revenue in excess of
                                    $660,555

Hampton Inn            $379,943     30% of room revenue up       June 7, 1994
Gurnee, Illinois                    to $1,408,830, plus 69% of
                                    room revenue in excess of
                                    $1,408,830

Hampton Inn            $542,561     28% of room revenue up       June 14, 1994
Traverse City,                      to $1,118,186, plus 69% of
  Michigan                          room revenue in excess of
                                    $1,118,186

Hampton Inn            $584,836     30% of room revenue up       July 15, 1994
Arlington, Texas                    to $1,469,073, plus 69% of
                                    room revenue in excess of
                                    $1,469,073

Residence Inn          $805,286     27% of room revenue up       Sept. 12, 1994
Eagan, Minnesota                    to $1,221,762, plus 65% of
                                    room revenue in excess of
                                    $1,221,762

Residence Inn          $711,381     27% of room revenue up       Sept. 12, 1994
Tinton Falls,                       to $1,327,450, plus 65% of
  New Jersey                        room revenue in excess of
                                    $1,327,450

Hampton Inn            $535,980     30% of room revenue up       Sept. 20, 1994
Milford, Connecticut                to $1,465,902, plus 68% of
                                    room revenue in excess of
                                    $1,465,902


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------     -------------------------    -------------

Hampton Inn            $343,617     30% of room revenue up       Sept. 20, 1994
Meriden, Connecticut                to $981,848, plus 65% of
                                    room revenue in excess of
                                    $981,848

Hampton Inn            $502,679     31% of room revenue up       Nov. 28, 1994
Beckley,                            to $828,614, plus 68% of
  West Virginia                     room revenue in excess of
                                    $828,614

Hampton Inn            $187,391     31% of room revenue up       Nov. 28, 1994
Shelby,                             to $557,108, plus 62% of
  North Carolina                    room revenue in excess of
                                    $557,108

Holiday Inn Express    $214,782     35% of room revenue up       Nov. 28, 1994
Wilkesboro,                         to $700,590,  plus 70% of
  North Carolina                    room revenue in excess of
                                    $700,590

Hampton Inn            $440,666     33% of room revenue up       Nov. 28, 1994
Gastonia,                           to $793,872, plus 66% of
  North Carolina                    room revenue in excess of
                                    $793,872

Hampton Inn            $414,680     33% of room revenue up       Nov. 28, 1994
Morgantown,                         to $897,031, plus 65% of
  West Virginia                     room revenue in excess of
                                    $897,031

Holiday Inn            $296,375     33% of room revenue up       Nov. 28, 1994
Oak Hill,                           to $747,544, plus 65% of
  West Virginia                     room revenue in excess of
                                    $747,544, plus 7% of
                                    food revenue and 75% of
                                    beverage lease revenue

Holiday Inn            $535,514     33% of room revenue up       Nov. 28, 1994
Bluefield,                          to $1,538,311, plus 65% of
  West Virginia                     room revenue in excess of
                                    $1,538,311, plus 15% of
                                    food revenue, plus 8% of
                                    beverage revenue

Hampton Inn            $545,882     31% of room revenue up       Dec. 6, 1994
Naperville, Illinois                to $1,230,196, plus 62% of
                                    room revenue in excess of
                                    $1,230,196


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $524,923     31% of room revenue up       Jan. 3, 1995
State College,                      to $926,827,  plus 62% of
  Pennsylvania                      room revenue in excess of
                                    $926,827

Comfort Inn            $318,166     33% of room revenue up       June 15, 1995
Rutland, Vermont                    to $1,272,810, plus 71% of
                                    room revenue in excess of
                                    $1,272,810

Hampton In             $137,495     31% of room revenue up       July 6, 1995
Cleveland, Tennessee                to $610,613, plus 62% of
                                    room revenue in excess of
                                    $610,613

Hampton Inn            $513,486     37% of room revenue up       Sept. 20, 1995
Scranton,                           to $1,850,660, plus 74% of
  Pennsylvania                      room revenue in excess of
                                    $1,850,660

Hampton Inn            $420,951     33% of room revenue up       Sept. 22, 1995
Fayetteville,                       to $1,179,413, plus 65% of
  North Carolina                    room revenue in excess of
                                    $1,179,413

Hampton Inn            $631,269     35% of room revenue up       Sept. 22, 1995
Indianapolis,                       to $1,531,257, plus 71% of
  Indiana                           room revenue in excess of
                                    $1,531,257

Hampton Inn            $436,886     34% of room revenue up       Sept. 22, 1995
Jacksonville,                       to $1,477,930, plus 68% of
  Florida                           room revenue in excess of
                                    $1,477,930

Holiday Inn            $671,481     38% of room revenue up       Sept. 22, 1995
Mt. Pleasant,                       to $2,158,354, plus 76% of
  South Carolina                    room revenue in excess of
                                    $2,158,354, plus 5% of
                                    food revenue, plus 20% of
                                    beverage revenue

Comfort Inn            $672,312     37% of room revenue up       Nov. 21, 1995
Jacksonville Beach,                 to $2,951,899, plus 75% of
  Florida                           room revenue in excess of
                                    $2,951,899, plus 10% of
                                    food revenue, plus 25% of
                                    beverage revenue


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Residence Inn          $335,354     35% of room revenue up       Dec. 15, 1995
Omaha, Nebraska                     to $1,649,549, plus 71% of
                                    room revenue in excess of
                                    $1,649,549

Hampton Inn            $582,876     35% of room revenue up       Dec. 27, 1995
Austin, Texas                       to $1,380,638, plus 71% of
                                    room revenue in excess of
                                    $1,380,638

Hampton Inn            $410,733     35% of room revenue up       Dec. 27, 1995
Garland, Texas                      to $1,348,850, plus 70% of
                                    room revenue in excess of
                                    $1,348,850

Hampton Inn            $351,000     34% of room revenue up       Feb. 21, 1996
Knoxville (Alcoa),                  to $1,420,906, plus 69% of
  Tennessee                         room revenue in excess of
                                    $1,420,906

Hampton Inn            $538,200     36% of room revenue up       March 14, 1996
Baltimore (Glen                     to $1,718,397, plus 72% of
  Burnie), Maryland                 room revenue in excess of
                                    $1,718,397

Hampton Inn            $623,500     37% of room revenue up       May 31, 1996
Detroit (Northville),               to $1,578,850, plus 73% of
  Michigan                          room revenue in excess of
                                    $1,578,850

Homewood Suites        $879,500     37% of room revenue up       May 31, 1996
Hartford (Windsor Locks),           to $2,488,897, plus 75% of
  Connecticut                       room revenue in excess of
                                    $2,488,897

Homewood Suites        $357,000     (A) From 6/26/96 through     June 25, 1996
Madison, Wisconsin                  12/31/97: 23% of room revenue
                                    up to $1,271,861, plus 68% of
                                    room revenue in excess of
                                    $1,271,861; (B) from 1/1/98
                                    to end of lease term: 33% of
                                    room revenue up to $1,554,592,
                                    plus 70% of room revenue in
                                    excess of $1,554,592

Holiday Inn            $422,523     28% of room revenue up to    June 28, 1996
Winston-Salem,                      $1,849,390, plus 77% of room
  North Carolina                    revenue in excess of $1,849,390,
                                    plus 15% of food revenue plus
                                    30% of beverage revenue


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $779,950     37% of room revenue up       July 16, 1996
Scottsdale, Arizona                 to $1,458,518, plus 73% of
                                    room revenue in excess of
                                    $1,458,518

Hampton Inn            $690,000     36% of room revenue up       July 22, 1996
Chattanooga,                        to $1,905,868, plus 72% of
  Tennessee                         room revenue in excess of
                                    $1,905,868

Homewood Suites        $853,700     35% of room revenue up       Sept. 27, 1996
San Antonio, Texas                  to $2,060,529, plus 71% of
                                    room revenue in excess of
                                    $2,060,529

Residence Inn          $650,760     37% of room revenue up       Oct. 1, 1996
Burlington, Vermont                 to $1,697,547, plus 74% of
                                    room revenue in excess of
                                    $1,697,547

Homewood Suites        $1,031,666   35% of room revenue up       Nov. 5, 1996
Phoenix (Camelback),                to $2,391,628, plus 71% of
  Arizona                           room revenue in excess of
                                    $2,391,628

Residence Inn by       $792,524     37% of room revenue up       Jan. 10, 1997
Marriott                            to $1,460,638, plus 75% of
Colorado Springs,                   room revenue in excess of
  Colorado                          $1,460,638

Residence Inn by       $851,240     37% of room revenue up       Jan. 10, 1997
Marriott                            to $2,168,983, plus 74% of
Tucson, Arizona                     room revenue in excess of
                                    $2,168,983

Residence Inn by       $948,315     37% of room revenue up       Jan. 10, 1997
Marriott                            to $2,155,473, plus 75% of
Oklahoma City,                      room revenue in excess of
  Oklahoma                          $2,155,473

Hampton Inn            $499,249     36% of room revenue up       Feb. 14, 1997
Savannah, Georgia                   to $1,322,876, plus 71% of
                                    room revenue in excess of
                                    $1,322,876

Hampton Inn            $649,997     35% of room revenue up       Mar. 5, 1997
Norfolk, Virginia                   to $1,284,067, plus 71% of
                                    room revenue in excess of
                                    $1,284,067


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    ------------------------     -------------

Hampton Inn            $352,050     35% of room revenue up       Mar. 11, 1997
Southaven,                          to $1,107,032, plus 70% of
  Mississippi                       room revenue in excess of
                                    $1,107,032

Hampton Inn            $171,250     32% of room revenue up       Mar. 11, 1997
Pickwick, Tennessee                 to $725,000, plus 65% of
                                    room revenue in excess of
                                    $725,000

Hampton Inn            $664,003     34% of room revenue up       April 22, 1997
Overland Park,                      to $1,422,126 plus 68% of
  Kansas                            room revenue in excess of
                                    $1,422,126

Hampton Inn            $995,094     36.2% of room revenue up     June 24, 1997
Addison, Texas                      to $1,519,514 plus 72.4% of
                                    room revenue in excess of
                                    $1,519,514

Hampton Inn            $493,793     35.3% of room revenue up     June 24, 1997
Albuquerque,                        to $1,357,695 plus 70.7% of
  New Mexico                        room revenue in excess of
                                    $1,357,695

Hampton Inn            $359,630     34.2% of room revenue up     June 24, 1997
Amarillo, Texas                     to $1,170,305 plus 68.3% of
                                    room revenue in excess of
                                    $1,170,305

Hampton Inn            $713,666     35.9% of room revenue up     June 24, 1997
Atlanta (Northlake),                to $1,284,958 plus 71.9% of
  Georgia                           room revenue in excess of
                                    $1,284,958

Hampton Inn            $474,536     33.9% of room revenue up     June 24, 1997
Atlanta (Roswell),                  to $1,193,604 plus 67.9% of
  Georgia                           room revenue in excess of
                                    $1,193,604

Hampton Inn            $583,825     34.9% of room revenue up     June 24, 1997
Birmingham (Vestavia),              to $1,472,569 plus 69.8% of
  Alabama                           room revenue in excess of
                                    $1,472,569

Hampton Inn            $738,605     36.2% of room revenue up     June 24, 1997
Chapel Hill,                        to $1,295,681 plus 72.3% of
  North Carolina                    room revenue in excess of
                                    $1,295,681


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $553,430     34.9% of room revenue up     June 24, 1997
Charleston,                         to $1,410,095 plus 69.9% of
  South Carolina                    room revenue in excess of
                                    $1,410,095

Hampton Inn            $459,384     35.6% of room revenue up     June 24, 1997
Colorado Springs,                   to $1,456,262 plus 71.2% of
  Colorado                          room revenue in excess of
                                    $1,456,262

Hampton Inn            $624,478     35.3% of room revenue up     June 24, 1997
West Columbia,                      to $1,214,060 plus 70.5% of
  South Carolina                    room revenue in excess of
                                    $1,214,060

Hampton Inn            $419,899     35.3% of room revenue up     June 24, 1997
Denver (Aurora),                    to $1,510,480 plus 70.5% of
  Colorado                          room revenue in excess of
                                    $1,510,480

Hampton Inn            $534,215     35.2% of room revenue up     June 24, 1997
Detroit (Madison                    to $1,472,346 plus 70.3% of
  Heights), Michigan                room revenue in excess of
                                    $1,472,346

Hampton Inn            $481,469     35.8% of room revenue up     June 24, 1997
Dublin, Ohio                        to $1,396,538 plus 71.7% of
                                    room revenue in excess of
                                    $1,396,538

Hampton Inn            $541,045     34.8% of room revenue up     June 24, 1997
Eden Prairie,                       to $1,210,578 plus 69.6% of
  Minnesota                         room revenue in excess of
                                    $1,210,578

Hampton Inn            $559,631     35.1% of room revenue up     June 24, 1997
Greensboro,                         to $1,289,587 plus 70.2% of
  North Carolina                    room revenue in excess of
                                    $1,289,587

Hampton Inn            $462,747     34.8% of room revenue up     June 24, 1997
Greenville,                         to $1,306,331 plus 69.7% of
  South Carolina                    room revenue in excess of
                                    $1,306,331


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $461,072     35.5% of room revenue up     June 24, 1997
Kansas City, Missouri               to $1,454,666 plus 71.1% of
                                    room revenue in excess of
                                    $1,454,666

Hampton Inn            $577,701     35.6% of room revenue up     June 24, 1997
Little Rock, Arkansas               to $1,300,897 plus 71.3% of
                                    room revenue in excess of
                                    $1,300,897

Hampton Inn            $810,283     36.0% of room revenue up     June 24, 1997
Memphis (Poplar),                   to $1,506,533 plus 72.0% of
  Tennessee                         room revenue in excess of
                                    $1,506,533

Hampton Inn            $437,835     34.8% of room revenue up     June 24, 1997
Memphis (Sycamore                   to $1,531,003 plus 69.5% of
  View), Tennessee                  room revenue in excess of
                                    $1,531,003

Hampton Inn            $670,148     35.0% of room revenue up     June 24, 1997
Nashville (Brentwood),              to $1,522,082 plus 70.0% of
  Tennessee                         room revenue in excess of
                                    $1,522,082

Hampton Inn            $798,808     35.4% of room revenue up     June 24, 1997
Nashville (Briley                   to $1,629,072 plus 70.9% of
  Parkway), Tennessee               room revenue in excess of
                                    $1,629,072

Hampton Inn            $757,616     35.5% of room revenue up     June 24, 1997
Richardson, Texas                   to $1,329,274 plus 71.1% of
                                    room revenue in excess of
                                    $1,329,274

Hampton Inn            $445,040     34.8% of room revenue up     June 24, 1997
San Antonio                         to $1,242,052 plus 69.6% of
  (Northwest), Texas                room revenue in excess of
                                    $1,242,052

Hampton Inn            $264,983     30.7% of room revenue up     June 24, 1997
Spartanburg,                        to $1,177,501 plus 66.3% of
  South Carolina                    room revenue in excess of
                                    $1,177,501

Hampton Inn            $445,121     34.5% of room revenue up     June 24, 1997
St. Louis (Westport),               to $1,459,739 plus 69.1% of
  Missouri                          room revenue in excess of
                                    $1,459,739


                        Annual         Annual Percentage
      Hotel            Base Rent         Rent Formula            Date of Lease
----------------       ---------    -------------------------    -------------

Hampton Inn            $283,526     31.3% of room revenue up     June 24, 1997
East Syracuse,                      to $1,294,812 plus 64.2% of
  New York                          room revenue in excess of
                                    $1,294,812

Hampton Inn            $555,495     35.9% of room revenue up     June 26, 1997
Destin, Florida                     to $938,246 plus 71.8% of
                                    room revenue in excess of
                                    $938,246

Homewood Suites        $640,900     36.5% of room revenue up     June 26, 1997
Germantown,                         to $1,382,038 plus 73.0% of
  Tennessee                         room revenue in excess of
                                    $1,382,038

Homewood Suites        $393,650     37.2% of room revenue up     July 10, 1997
Augusta, Georgia                    to $1,017,187, plus 74.5% of
                                    room revenue in excess of
                                    $1,017,187


ITEM 7.      EXHIBITS.

10.1(a)*--   Consolidated Lease Amendment dated as of November 15, 1996 between
             Equity Inns Partnership, L.P. and Crossroads/Memphis Partnership,
             L.P.

10.1(b)**-   Form of Percentage Lease Agreement between Equity Inns Partnership,
             L.P. and Crossroads/Future Company, L.L.C.

-------------------

* Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (Registration No. 34-0-23290) filed with the Securities and Exchange Commission on December 13, 1996.

**   Filed herein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 EQUITY INNS, INC.



July 21, 1997                                    /s/ Howard A. Silver
                                                 --------------------
                                                 Howard A. Silver
                                                 Vice President of Finance,
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


10.1(a)*--   Consolidated Lease Amendment dated as of November 15, 1996 between
             Equity Inns Partnership, L.P. and Crossroads/Memphis Partnership,
             L.P.

10.1(b)**-   Form of Percentage Lease Agreement between Equity Inns Partnership,
             L.P. and Crossroads/Future Company, L.L.C.

-------------------

* Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K (Registration No. 34-0-23290) filed with the Securities and Exchange Commission on December 13, 1996.

**   Filed herein.